                                                           Exhibit 99(n)(1)

                                 JPMORGAN FUNDS

                                     FORM OF
                          COMBINED AMENDED AND RESTATED
                           RULE 18F-3 MULTI-CLASS PLAN

                        (AMENDED AS OF FEBRUARY 16, 2006)

I.   INTRODUCTION

Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares ("Shares") of the underlying investment funds of the investment companies listed on Exhibit A (each a "Company") that issues multiple classes of shares (the "Multi-Class Funds"). In addition, this Combined Amended and Restated Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the shareholder servicing arrangements, distribution arrangements, conversion features, exchange privileges, other shareholder services, voting rights, dividends, and per share net asset value of each class of shares in the Multi-Class Funds. The Multi-Class Funds covered by this Plan are listed on Exhibit B.

Each Company is an open-end, management investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. Upon the effective date of this Plan, each Company hereby elects to offer multiple classes of shares in the Multi-Class Funds pursuant to the provisions of Rule 18f-3 and this Plan. Each Multi-Class Fund is authorized to issue multiple classes of shares representing interests in the same underlying portfolio of assets of the respective Fund, as described below. This Plan constitutes the combination, amendment and restatement of the Rule 18f-3 Multi-Class Plan previously adopted by each Company.

II.  ALLOCATION OF EXPENSES

Pursuant to Rule 18f-3 under the 1940 Act, each Company shall allocate to each class of shares in a Multi-Class Fund (i) any fees and expenses incurred by the Company in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, and
(ii) any fees and expenses incurred by the Company under a shareholder servicing agreement in connection with the provision of shareholder services to the holders of such class of shares. Each class may, at the Board's discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes. In addition, pursuant to Rule 18f-3, each Company may, at the Board's discretion, allocate the following fees and expenses to a particular class of shares in a single Multi-Class Fund:

     1. transfer agent fees identified by the transfer agent as being attributable to such class of shares;

     2. printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

     3.   blue sky fees incurred by such class of shares;

     4. Securities and Exchange Commission registration fees incurred by such class of shares;

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     5.   the expense of administrative personnel and services (including, but not limited to, those of a fund accountant or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

     6. litigation or other legal expenses relating solely to such class of shares;

     7. Trustees fees incurred as result of issues relating to such class of shares; and

     8.   independent accountants' fees relating solely to such class of shares.

All other expenses will be allocated to each class on the basis of the net assets of that class in relation to the net assets of the Fund. However, money market funds operating in reliance on Rule 2a-7, and other Funds making daily distributions of their net investment income, may allocate such other expenses to each share regardless of class, or based on the relative net assets. The Adviser, Distributor, Administrator and any other provider of services to the Multi-Class Funds may waive or reimburse the expenses of a particular class or classes.

Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocated to a particular class of such Multi-Class Fund pursuant to this Plan shall be allocated to each class of the Multi-Class Fund on the basis of the net asset value of that class in relation to the net asset value of the Multi-Class Fund.

The initial determination of the class expenses that will be allocated by each Company to a particular class of shares and any subsequent changes thereto will be reviewed by the Board of Trustees and approved by a vote of the Trustees of each Company, including a majority of the Trustees who are not interested persons of each Company. The Trustees will monitor conflicts of interest among the classes and agree to take any action necessary to eliminate conflicts.

CLASS ARRANGEMENTS.

The following charts summarize the front-end sales charges, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Multi-Class Funds. Each Multi-Class Fund shall offer such class or classes of shares as the Board of Trustees of each Company shall determine from time to time. Additional details regarding such fees and services are set forth in each Fund's current Prospectus and Statement of Additional Information.

VARIABLE NAV FUNDS

             CLASS A          CLASS B        CLASS C       SELECT     INSTITUTIONAL   ULTRA        CLASS M    INVESTOR*    CLASS R
-----------------------------------------------------------------------------------------------------------------------------------
Initial      EQUITY:        None             None        None           None           None       Up to        None         None
Sales Load   Up to                                                                                1.50% of
             5.25% of                                                                             offering
             offering                                                                             price for
             price                                                                                Short-Term
                                                                                                  Bond Fund
             FIXED                                                                                II and up
             INCOME                                                                               to 3.00%
             (ex-SHORT-                                                                           of
             TERM):                                                                               offering
             Up to                                                                                price for
             4.50% of                                                                             Global
             offering                                                                             Strategic
             price                                                                                Income
                                                                                                  Fund
             SHORT-TERM:
             Up to
             3.00% of
             offering
             price(1)

Contingent   SHORT          EQUITY AND       1.00% in    None           None           None       None         None         None
Deferred     TERM:          FIXED INCOME     the
Sales        0.50% for      (ex-SHORT-TERM): first
Charge       shares         5.00% in the     year and
(CDSC)(2)    redeemed       first year,      eliminated
             during         declining to     thereafter.
             the first      1.00% in the
             12 months      sixth year
             after          and
             purchase.      eliminated
                            thereafter.
             FIXED
             INCOME:        SHORT-TERM:
             1.00% for      3.00% in the
             shares         first year,
             redeemed       declining to
             during         1.00% in the
             the first      fourth year
             12 months      and
             after          eliminated
             purchase       thereafter.
             and 0.50%
             for
             shares
             redeemed
             between
             12 and 24
             months
             after
             purchase.

             EQUITY:
             1.00% for
             shares
             redeemed
             during
             the first
             12 months
             after
             purchase
             and 0.50%
             for
             shares
             redeemed
             between
             12 and 18
             months
             after
             purchase.

Rule         0.25% per      0.75% per        0.75%       None           None           None       0.35% per    None         None
12b-1        annum of       annum of         per                                                  annum of
Distribution average        average daily    annum of                                             average
Fees         daily net      net assets.      average                                              daily net
             assets.                         daily                                                assets of
                                             net                                                  Short
                                             assets.                                              Term Bond
                                                                                                  Fund II
                                                                                                  and 0.50%
                                                                                                  per annum
                                                                                                  of
                                                                                                  average
                                                                                                  daily net
                                                                                                  assets of
                                                                                                  Global
                                                                                                  Strategic
                                                                                                  Income
                                                                                                  Fund

Shareholder  Up to          Up to 0.25%      Up to       Up to 0.25%    Up to          None       Up to        Up to        Up to
Servicing    0.25% per      per annum of     0.25%       per annum      0.10% per                 0.25% per    0.35% per    0.05%
Fees(1)      annum of       average daily    per         of average     annum of                  annum of     annum of     per
             average        net assets.      annum of    daily net      average                   average      average      annum
             daily net                       average     assets.        daily net                 daily net    daily net    of
             assets.                         daily                      assets.                   assets of    assets.      average
                                             net                                                  Short                     daily
                                             assets.                                              Term Bond                 net
                                                                                                  Fund II                   assets.
                                                                                                  and 0.30%
                                                                                                  per annum
                                                                                                  of
                                                                                                  average
                                                                                                  daily net
                                                                                                  assets of
                                                                                                  Global
                                                                                                  Strategic
                                                                                                  Income
                                                                                                  Fund

----------
*    Closed to new investors.

(1) The JPMorgan Short-Term Fixed Income Funds are indicated on Exhibit B with a ^ ("Short-Term Funds").

(2) For shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares. For shares purchased prior to February 18, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less.

(3) The amount payable for "service fees" (as defined by the National Association of Securities Dealers, Inc.) may not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.

           CLASS A          CLASS B       CLASS C       SELECT     INSTITUTIONAL   ULTRA         CLASS M    INVESTOR*    CLASS R
-----------------------------------------------------------------------------------------------------------------------------------
Conversion None          Convert to      None       None           None           None          None         None      None
Features                 Class A
                         Shares on the
                         first
                         business day
                         of the month
                         following the
                         eighth
                         anniversary
                         of the
                         original
                         purchase
                         (EQUITY and
                         FIXED INCOME
                         FUNDS) or
                         sixth
                         anniversary
                         of original
                         purchase
                         (SHORT-TERM
                         FUNDS), based
                         on relative
                         net asset
                         values of the
                         two classes.
                         Shares
                         acquired by
                         the
                         reinvestment
                         of dividends
                         and
                         distributions
                         are included
                         in the
                         conversion.
Exchange   Class A       Class B         Class C    Select                        Ultra         Class M      None      Class
Privileges Shares of     Shares of a     Shares     Class          Institutional  Shares        Shares of              R
(4)        a Fund        Fund may be     of the     Shares of a    Class          of a          the Fund               Shares
           may be        exchanged for   JPMorgan   Fund may be    Shares of      Fund          may be                 of a
           exchanged     Class B         Short      exchanged      a Fund         may           exchanged              Fund
           (i) for       Shares of       Duration   for Select     may be         be            for Class              may be
           Class A       another         Bond       Class          exchanged      exchanged     M Shares               exchanged
           Shares of     JPMorgan        Fund,      Shares of      for            for           of                     for
           another       Funds.          JPMorgan   another        Institutional  Ultra         certain                Class
           JPMorgan                      Short      JPMorgan       Class          Shares        other                  R
           Fund or                       Term       Fund or for    Shares of      of            JPMorgan               Shares
           for any                       Municipal  any other      another        another       Funds,                 of
           other                         Bond       class of       non-money      JPMorgan      subject                another
           class of                      Fund,      the same       market         Fund          to                     JPMorgan
           the same                      and        Fund,          JPMorgan       or            meeting                Fund
           Fund,                         JPMorgan   subject to     Fund or        for           any                    or for
           subject                       Ultra      meeting any    for any        any           minimum                any
           to                            Short      investment     other          other         investment             other
           meeting                       Term       minimum or     class of       class         or                     class
           any                           Bond       eligibility    the same       of            eligibility            of the
           investment                    Fund       requirements.  Fund,          the           requirements.          same
           minimum                       ("Short    (5)            subject        same                                 Fund,
           or                            Term                      to             Fund,                                subject
           eligibility                   Bond                      meeting        subject                              to
           requirements;                 Funds")                   any            to                                   meeting
           or (ii)                       may be                    investment     meeting                              any
           for                           exchanged                 minimum        any                                  investment
           Morgan                        for                       or             investment                           minimum
           Shares of                     Class C                   eligibility    minimum                              or
           a                             Shares                    requirements.  or                                   eligibility
           JPMorgan                      of any                                   eligibility                          requirements.
           money                         other                                    requirements.
           market                        JPMorgan
           fund.                         Fund,
                                         including
                                         Class C
                                         Shares
                                         of any
                                         of the
                                         Short
                                         Term
                                         Bond
                                         Funds.
                                         Class C
                                         Shares
                                         of any
                                         other
                                         JPMorgan
                                         Fund may
                                         be
                                         exchanged
                                         for
                                         Class C
                                         Shares
                                         of
                                         another
                                         JPMorgan
                                         Fund,
                                         other
                                         than for
                                         Class C
                                         Shares
                                         of the
                                         Short
                                         Term
                                         Bond
                                         Funds.

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(4)  Subject to restrictions, rights and conditions set forth in the prospectuses and statements of additional information. For purposes of this Rule 18f-1 Multi-Class Plan, "JPMorgan Funds" include any and all applicable series (to the extent the shares of such series are registered under the Securities Act of 1933, as amended) of the following registered investment companies: (1) J.P. Morgan Mutual Fund Group; (2) J.P. Morgan Fleming Mutual Fund Group, Inc.; (3) J.P. Morgan Mutual Fund Investment Trust; (4) Undiscovered Managers Funds; (5) JPMorgan Trust I; (6) JPMorgan Trust II; and (7) JPMorgan Value Opportunities Fund Inc.

MONEY MARKET FUNDS

                                                                                                                            CASH
               MORGAN      RESERVE       CLASS B       CLASS C   INSTITUTIONAL PREMIER       AGENCY         CAPITAL       MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
Initial      None        None          None          None        None          None          None           None          None
Sales Load

Contingent   None        None          5.00% in the  1.00% in    None          None          None           None          None
Deferred                               first year,   the first
Sales                                  declining to  year and
Charge                                 1.00% in the  eliminated
(CDSC)(6)                              sixth year    thereafter.
                                       and
                                       eliminated
                                       thereafter.

Rule 12b-1   0.10% per   0.25% per     0.75% per     0.75% per   None          None          None           None          0.50% per
Distribution annum of    annum of      annum of      annum of                                                             annum of
Fees         average     average daily average daily average                                                              average
             daily net   net assets.   net assets.   daily net                                                            daily
             assets                                  assets.                                                              net
             (except                                                                                                      assets.
             JPMorgan
             Prime
             Money
             Market
             Fund).

Shareholder  Up to       Up to 0.30%   Up to 0.25%   Up to       Up to 0.10%   Up to 0.30%   Up to 0.15%    Up to 0.05%   Up to
Servicing    0.35% per   per annum of  per annum of  0.25% per   per annum of  per annum of  per annum of   per annum of  0.30%
Fees(7)      annum of    average daily average daily annum of    average daily average daily average daily  average daily per annum
             average     net assets.   net assets.   average     net assets.   net assets.   net assets.    net assets.   of average
             daily net                               daily net                                                            daily
             assets.                                 assets.                                                              net
                                                                                                                          assets.

Conversion   None        None          Convert to    None        None          None          None           None          None
Features                               Morgan Shares
                                       on the first
                                       business day
                                       of the month
                                       following the
                                       eighth
                                       anniversary
                                       of the
                                       original
                                       purchase,
                                       based on
                                       relative net
                                       asset values
                                       of the two
                                       classes.
                                       Shares
                                       acquired by
                                       the
                                       reinvestment
                                       of dividends
                                       and
                                       distributions
                                       are included
                                       in the
                                       conversion.

Exchange     Morgan      Reserve       Class B       Class C     Institutional Premier       Agency Shares  Capital       None.
Privileges   Shares may  Shares may be Shares of a   Shares of   Class Shares  Shares may be may be         Shares may be
(8)          be          exchanged for Fund may be   the Short   may be        exchanged for exchanged for  exchanged for
             exchanged   shares of the exchanged for Term Bond   exchanged for shares of the shares of the  shares of the
             for Morgan  same class in Class B       Funds may   shares of the same class in same class in  same class in
             Shares of   certain other Shares of     be          same class in certain other certain other  certain other
             certain     JPMorgan      another       exchanged   certain other JPMorgan      JPMorgan       JPMorgan
             other       Funds,        JPMorgan      for Class   JPMorgan      Funds,        Funds, subject Funds,
             JPMorgan    subject to    Funds.        C Shares    Funds,        subject to    to meeting any subject to
             Funds or    meeting any                 of any      subject to    meeting any   minimum        meeting any
             Class A     minimum                     other       meeting any   minimum       investment or  minimum
             Shares of   investment or               JPMorgan    minimum       investment or eligibility    investment or
             another     eligibility                 Fund,       investment or eligibility   requirements.  eligibility
             JPMorgan    requirements.               including   eligibility   requirements.                requirements.
             Fund,                                   Class C     requirements.
             subject to                              Shares of
             any                                     any of
             applicable                              the Short
             initial                                 Term Bond
             sales load.                             Funds.
                                                     Class C
                                                     Shares of
                                                     any other
                                                     JPMorgan
                                                     Fund may
                                                     be
                                                     exchanged
                                                     for Class
                                                     C Shares
                                                     of
                                                     another
                                                     JPMorgan
                                                     Fund,
                                                     other
                                                     than for
                                                     Class C
                                                     Shares of
                                                     the Short
                                                     Term Bond
                                                     Funds.

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(6)  For shares purchased after February 19, 2005, the CDSC is based on the original cost of the shares. For shares purchased through February 18, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less.

(7) The amount payable for "service fees" (as defined by the National Association of Securities Dealers, Inc.) may not exceed 0.25% of the average daily net assets attributable to a particular share class of a particular Fund.

(8) Subject to restrictions, rights and conditions set forth in the prospectuses and statements of additional information. See note 4 above for definition of "JPMorgan Funds" for purposes of the exchange privileges.

                                E*TRADE
-------------------------------------------------
Initial Sales Load          None
Contingent Deferred Sales   None
Charge (CDSC)
Rule 12b-1 Distribution     0.60% per annum of
Fees                        average daily net
                            assets
Shareholder Servicing Fees  Up to 0.30% per annum
                            or average daily net
                            assets
Conversion Features         None
Exchange Privileges         None

OTHER SHAREHOLDER SERVICES.

For each Class of a Multi-Class Fund, other shareholder services may be offered as provided in the Prospectus. The Funds' shareholder servicing agent may subcontract with other parties for the provision of various sub-accounting, processing, communication and sub-administrative services.

CONVERSIONS.

All Class B Shares of the Multi-Class Funds shall convert automatically to Class A Shares (Morgan Shares for money market funds) in the ninth year (seventh year for Short-Term Funds) after the date of purchase, together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth (sixth for Short-Term Funds) anniversary of the original purchase.

After conversion, the converted shares will be subject to an asset-based sales charge and/or service fee (as those terms are defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.), if any, that in the aggregate are equal to or lower than the asset-based sales charge and service fee to which they were subject prior to that conversion. In no event will a class of shares have a conversion feature that automatically would convert shares of such class into shares of a class with a distribution arrangement that could be viewed as less favorable to the shareholder from the point of view of overall cost.

The implementation of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service, or of an opinion of counsel or tax advisor, stating that the conversion of one class of shares to another does not constitute a taxable event under federal income tax law. The conversion feature may be suspended if such a ruling or opinion is not available.

If a Multi-Class Fund implements any amendment to a Distribution Plan (or, if presented to shareholders, adopts or implements any amendment of a Distribution
Plan) that the Board of Trustees determines would materially increase the charges that may be borne by the Class A shareholders under such plan, the Class B Shares will stop converting to the Class A Shares until the Class B Shares, voting separately, approve the amendment or adoption. The Board of Trustees shall have sole discretion in determining whether such amendment or adoption is to be submitted to a vote of the Class B shareholders. Should such amendment or adoption not be submitted to a vote of the Class B shareholders or, if submitted, should the Class B shareholders fail to approve such amendment or adoption, the Board of Trustees shall take such action as is necessary to: (1) create a new class (the "New Class A Shares") which shall be identical in all material respects to the Class A Shares as they existed prior to the implementation of the amendment or adoption and (2) ensure that the existing Class B Shares will be exchanged or converted into New Class A Shares no later than the date such Class B Shares were scheduled to convert to Class A Shares. If deemed advisable by the Board of Trustees to implement the foregoing, and at the sole discretion of the Board of Trustees, such action may include the exchange of all Class B Shares for a new class (the "New Class B Shares"), identical in all respects to the Class B Shares except that the New Class B Shares will automatically convert into the New Class A Shares. Such exchanges or conversions shall be effected in a manner that the Board of Trustees reasonably believes will not be subject to federal taxation.

If a Multi-Class Fund implements any amendment to a Distribution Plan that the Board of Trustees determines would materially increase the charges that may be borne by the Morgan shareholders under such plan, the Class B Shares will stop converting to the Morgan Shares until the Class B Shares, voting separately, approve the amendment or adoption. The Board of Trustees shall have sole discretion in determining whether such amendment or adoption is to be submitted to a vote of the Class B shareholders. Should such amendment or adoption not be submitted to a vote of the Class B shareholders or, if submitted, should the Class B shareholders fail to approve such amendment or adoption, the Board of Trustees shall take such action as is necessary to: (1) create a new class (the "New Morgan Shares") which shall be identical in all material respects to the Morgan Shares as they existed prior to the implementation of the amendment or adoption and (2) ensure that the existing Class B Shares will be exchanged or converted into New Morgan Shares no later than the date such Class B Shares were scheduled to convert to Morgan Shares. If deemed advisable by the Board of Trustees to implement the foregoing, and at the sole discretion of the Board of Trustees, such action may include the exchange of all Class B Shares for a new class (the "New Class B Shares"), identical in all respects to the Class B Shares except that the New Class B Shares will automatically convert into the New Morgan Shares. Such exchanges or conversions shall be effected in a manner that the Board of Trustees reasonably believes will not be subject to federal taxation.

REDEMPTION FEES.

Shareholders generally may redeem their shares without sales charge on any Business Day. Exceptions to this general rule applicable to deferred sales charges on Class B and Class C Shares, and certain Class A Shares are detailed above. In addition, shares of each class of the Funds indicated with an asterisk (*) in the attached Exhibit B purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the Fund's then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and the Statements of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon redemption or exchange. The redemption fee is paid to the Funds and is designed to offset the brokerage commissions, capital gains impact, and administrative and other costs associated with fluctuations in fund assets levels and cash flow caused by short-term shareholder trading.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain corporate retirement plans or redemptions of a corporate retirement plan's entire share position with the Fund, shares redeemed by balance forward funds or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain corporate retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the distributor determines that such programs are being used as a market timing strategy. Redemptions made by affiliated funds of funds relying on Section 12(d)(1)(G) of the 1940 Act qualify under this exception. The redemption fee also does not apply to shares redeemed to collect a sub-minimum account fee or shares redeemed in liquidation of an account that fails to maintain the minimum account balance. The redemption fee will not apply to Class A Shares received in connection with the conversion of Class B Shares. The Funds do not require a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees. In addition to the foregoing, the redemption fee does not apply to such other shares as provided in the Funds' registration statement.

All redemption orders are effected at the net asset value per share next determined as reduced by any applicable CDSC.

In determining whether a particular redemption is subject to a redemption fee, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gain distributions followed by other shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.

DIVIDENDS.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares of the same class at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash.

Class B Shares received as dividends and capital gains distributions at the net asset value next determined following the record date shall be held in separate Class B Shares sub-accounts.

In the absence of waivers, the amount of dividends payable on some classes will be more than the dividends payable on other classes of shares because of the distribution expenses and/or service fees charged to the various classes of shares.

BOARD REVIEW.

The Board of Trustees of each Company shall review this Plan as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Board of Trustees, including a majority of the Trustees that are not interested persons of a Company, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of a Multi-Class Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

In making its determination to approve this Plan, the Trustees have focused on, among other things, the relationship between or among the classes and have examined potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. The Board has evaluated the level of services provided to each class and the cost of those services to ensure that the services are appropriate and the allocation of expenses is reasonable. In approving any subsequent amendments to this Plan, the Board shall focus on and evaluate such factors as well as any others deemed necessary by the Board.

Adopted effective:  February 19, 2005
Amended and Restated effective: February 16, 2006

                                    EXHIBIT A

     INVESTMENT COMPANIES ADOPTING THIS COMBINED RULE 18f-3 MULTI-CLASS PLAN

                            (AS OF FEBRUARY 19, 2005)

NAME OF THE TRUST

NAME OF ENTITY                                       STATE AND FORM OF ORGANIZATION
-----------------------------------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.          Maryland corporation
J.P. Morgan Mutual Fund Group                        Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust             Massachusetts business trust
JPMorgan Trust I                                     Delaware statutory trust
Undiscovered Managers Funds                          Massachusetts business trust

                                    EXHIBIT B

      MULTI-CLASS FUNDS COVERED UNDER COMBINED RULE 18F-3 MULTI-CLASS PLAN

                        (AMENDED AS OF FEBRUARY 16, 2006)

VARIABLE NAV FUNDS

                                                                                                            CLASS
                                                    CLASS A  CLASS B  CLASS C  SELECT INSTITUTIONAL  ULTRA    M    INVESTOR  CLASS R
------------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral Fund             X                 X        X        X
JPMorgan Asia Equity Fund*                             X                          X        X
JPMorgan Bond Fund                                     X        X        X        X        X           X
JPMorgan California Tax Free Bond Fund                 X        X        X        X        X
JPMorgan Capital Growth Fund                           X        X        X        X
JPMorgan Disciplined Equity Fund                       X                          X        X           X
JPMorgan Diversified Fund                              X        X        X        X        X
JPMorgan Dynamic Small Cap Fund                        X        X        X        X
JPMorgan Emerging Markets Debt Fund*                   X                 X        X                                            X
JPMorgan Emerging Markets Equity Fund*                 X        X        X        X        X
JPMorgan Enhanced Income Fund^                         X                          X        X
JPMorgan Global Healthcare Fund*                       X        X        X        X
JPMorgan Global Strategic Income Fund* (to be          X        X        X        X        X                  X
renamed JPMorgan Strategic Income Fund)
JPMorgan Growth and Income Fund                        X        X        X        X
JPMorgan Intermediate Tax Free Bond Fund               X        X        X        X        X
JPMorgan International Equity Fund*                    X        X        X        X        X                                   X
JPMorgan International Growth Fund*                    X        X
JPMorgan International Opportunities Fund*             X        X                 X        X
JPMorgan International Small Cap Equity Fund*          X        X                 X        X
JPMorgan International Value Fund*                     X        X                 X        X
JPMorgan Intrepid America Fund                         X        X        X        X                                            X
JPMorgan Intrepid Contrarian Fund (to be renamed       X        X        X        X
JPMorgan Multi Cap Fund)
JPMorgan Intrepid European Fund*                       X        X        X        X        X
JPMorgan Intrepid Growth Fund                          X        X        X        X                                            X
JPMorgan Intrepid Long/Short Fund (                    X                 X        X
JPMorgan Intrepid Value Fund                           X        X        X        X                                            X
JPMorgan Japan Fund*                                   X        X        X        X
JPMorgan Market Neutral Fund                           X        X                          X
JPMorgan Micro Cap Fund                                X                 X        X        X
JPMorgan Mid Cap Equity Fund                           X        X                 X
JPMorgan Growth Advantage Fund (JPMorgan Mid Cap       X        X
Growth Fund until 8/17/05)
JPMorgan Mid Cap Value Fund                            X        X        X        X        X
JPMorgan New Jersey Tax Free Bond Fund                 X        X        X        X
JPMorgan New York Tax Free Bond Fund                   X        X        X        X        X
JPMorgan Real Return Fund                              X                 X        X        X
JPMorgan Short Term Bond Fund II^                      X                          X                           X
JPMorgan Short Term Bond Fund^                         X                          X        X
JPMorgan Small Cap Core Fund                                                      X
JPMorgan Small Cap Equity Fund                         X        X        X        X                                            X
JPMorgan SmartRetirement Income Fund                   X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan SmartRetirement 2010 Fund                     X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan SmartRetirement 2015 Fund                     X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan SmartRetirement 2020 Fund                     X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan SmartRetirement 2030 Fund                     X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)

                                                                                                            CLASS
                                                    CLASS A  CLASS B  CLASS C  SELECT INSTITUTIONAL  ULTRA    M    INVESTOR  CLASS R
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan SmartRetirement 2040 Fund                     X                 X        X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan Strategic Small Cap Value Fund                X                 X        X
(effective upon the effectiveness of the Fund's
registration statement)
JPMorgan Tax Aware Core Equity Fund                                               X
JPMorgan Tax Aware Disciplined Equity Fund                                                 X
JPMorgan Tax Aware Diversified Equity Fund                                        X
JPMorgan Tax Aware Enhanced Income Fund^               X                          X        X
JPMorgan Tax Aware International Fund                                             X
JPMorgan Intrepid International Fund (JPMorgan         X                 X        X        X
Tax Aware International Opportunities Fund until
12/15/2005)*
JPMorgan Tax Aware Large Cap Growth Fund                                          X
JPMorgan Tax Aware Large Cap Value Fund                                           X
JPMorgan Tax Aware Real Income Fund                    X        X        X                 X
JPMorgan Tax Aware Real Return Fund                    X                 X        X        X
JPMorgan Tax Aware Short-Intermediate Income Fund                                 X        X
JPMorgan Tax Aware U.S. Equity Fund                    X        X        X        X        X
JPMorgan U.S. Equity Fund                              X        X        X        X        X           X                       X
JPMorgan U.S. Large Cap Core Plus Fund                 X                 X        X        X                                   X
JPMorgan U.S. Small Company Fund                                                  X        X
JPMorgan Value Advantage Fund                          X        X        X        X        X
Undiscovered Managers Small Cap Growth Fund            X                                   X
Undiscovered Managers Behavioral Growth Fund           X        X        X                 X                           X
Undiscovered Managers Behavioral Value Fund            X        X        X                 X
JPMorgan Realty Income Fund (Undiscovered              X        X        X                 X                                   X
Managers REIT Fund until 12/31/05)

MONEY MARKET FUNDS

                                                                                               CLASS   CLASS     CASH
                           CAPITAL    INSTITUTIONAL  AGENCY     PREMIER     MORGAN    RESERVE    B       C     MANAGEMENT    E*TRADE
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S.            X           X            X          X          X          X
Treasury Securities
Money Market Fund

JPMorgan California                                                          X                                                 X
Municipal Money Market
Fund
JPMorgan Federal Money                    X            X          X          X          X
Market Fund
JPMorgan New York                                                            X          X                                      X
Municipal Money Market
Fund
JPMorgan Prime Money           X           X           X          X          X          X        X      X         X
Market Fund
JPMorgan Tax Free Money                    X           X          X          X          X
Market Fund

                                       B-2